OTHER COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
OTHER COMMITMENTS AND CONTINGENCIES
OTHER COMMITMENTS AND CONTINGENCIES

 Assets pledged

(in thousands of $)	At June 30, 2015	At December 31, 2014
Book value of vessels secured against long-term loans and capital leases	1,985,301	1,623,423

Other contractual commitments and contingencies

Insurance

We insure the legal liability risks for our shipping activities with Gard and Skuld, which are mutual protection and indemnity associations. As a member of a mutual association, we are subject to calls payable to the associations based on the our claims record in addition to the claims records of all other members of the association. A contingent liability exists to the extent that the claims records of the members of the association in the aggregate show significant deterioration, which results in additional calls on the members.

Tax lease benefits

The benefits under lease financings are derived primarily from tax depreciation assumed to be available to the lessors as a result of their investment in the vessels. If that tax depreciation ultimately proves not to be available to the lessors, or is recovered from the lessor as a result of adverse tax rate changes or rulings, or in the event we terminate one or more of our leases, we would be required to return all or a portion of, or in certain circumstances significantly more than the upfront cash benefits that we received, together with fees that were financed in connection with our lease financing transactions, post additional security or make additional payments to our lessors. As of June 30, 2015, we have one remaining UK tax lease (relating to the Methane Princess). A termination of this lease would realize the accrued currency gain or loss recorded against the lease liability, net of the restricted cash. As of June 30, 2015 there was a net accrued gain of $0.3 million.

In August 2015, a UK court found in favour of the UK tax authorities in respect of a tax leasing structure undertaken by a UK bank and an international shipping company.  Notwithstanding previous rulings in favour of the UK bank and shipping company, after appeal this judgment found in favour of the UK tax authorities.  The fact pattern in this case and the structure in question is not exactly the same as the structures that Golar has previously participated in and therefore is not necessarily indicative of any outcome should the UK tax authorities challenge Golar’s tax leases.  Nevertheless,  management are in the process of reviewing the details of the case and the basis of the judgement with their legal and tax advisors to ascertain what impact, if any, the judgment might have on the Company.

Golar has agreed to indemnify us against any liabilities incurred as a consequence of a successful challenge by the UK Inland Revenue with regard to the initial tax basis of the transactions in respect of the Methane Princess tax lease and our other vessels previously financed by UK tax leases and in relation to the restructuring terminations in 2010.

Legal proceedings and claims

We may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. A provision will be recognized in the financial statements only where we believe that a liability will be probable and for which the amounts are reasonably estimable, based upon the facts known prior to the issuance of the financial statements.